Exhibit (a)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
New York REIT, Inc.
Pursuant to the Offer to Purchase dated April 15, 2014, as may be supplemented or amended from time to time

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
12:00 MIDNIGHT, EASTERN TIME, ON MAY 12, 2014 (THE “EXPIRATION DATE”), UNLESS
THE OFFER IS EXTENDED OR WITHDRAWN.

The Depositary for the Offer is:
DST Systems, Inc.

By Mail or Overnight Courier:
DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
Attn: NYRT Tender Offer

If you have any questions or need assistance in completing the Letter of Transmittal, please contact American National Stock Transfer, LLC, the Information Agent for the Offer, 405 Park Avenue, 12th Floor, New York, NY 10022, Telephone: (877) 373-2522 (toll-free).

DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

If delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by DST Systems, Inc., the paying agent for the Offer, at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under Section 3 of the offer to purchase, dated April 15, 2014 (as may be supplemented or amended from time to time, the “Offer to Purchase”), you are not also required to submit a written Letter of Transmittal to the Depositary.

Notwithstanding anything contained in the Offer to Purchase, this Letter of Transmittal or any other ancillary documents relating to the Offer, brokers, dealers, banks, trust companies and other nominees and DTC participants are not required to, and should not, submit the written Letter of Transmittal to the Depositary or DTC in connection with any tender submitted through DTC’s Automated Tender Offer Program (“ATOP”) system, but need to submit any documentation required for processing through the ATOP system. Notwithstanding anything contained in the Offer to Purchase, this Letter of Transmittal or any other ancillary documents relating to the Offer, brokers, dealers, banks, trust companies and other nominees and DTC participants are not required to, and should not, submit the written Notice of Withdrawal in connection with the withdrawal of any tender submitted through DTC’s ATOP system, but need to submit any documentation required for processing through the ATOP system. All tenders and withdrawals through DTC’s ATOP system must be completed in accordance with the terms and conditions of the ATOP system.

Stockholders who cannot comply with the procedure for book-entry transfer by the Expiration Date or who cannot deliver the required documents to the Depositary by the Expiration Date must tender their Shares according to the guaranteed delivery procedures set forth under Section 3 of the Offer to Purchase. See Instruction 2 below.

Prior to tendering Shares, we recommend that you contact your financial advisor. As part of the listing of Shares on The New York Stock Exchange, some, but not all, of the registered accounts will automatically be transferred to brokerage accounts in which the Shares will be held in “street” name in tradable accounts (or, in other words, registered in the name of a broker, dealer, commercial bank, trust company or nominee, although still owned beneficially by you). If your Shares are held in “street” name, you must contact your broker, dealer, commercial bank, trust company or other nominee to tender your Shares. You will need to work with your broker and your financial advisor to determine the status of your account and the best way to tender your Shares, should you desire to do so.

If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact them if you desire to tender your Shares and request that they tender your Shares for you. If a custodian or other nominee holds your Shares, it may have an earlier deadline for accepting the Offer (as defined below). We urge you to contact the custodian or other nominee that holds your Shares to find out its deadline.

Note: Signatures must be provided in the box below labeled
“Important: Sign Here to Tender Your Shares”

If you want to Tender Your Shares,
Please Read the Accompanying Instructions Carefully

Ladies and Gentlemen:

The undersigned (“Stockholder” or the “undersigned”) hereby tenders to New York REIT, Inc., a Maryland corporation that qualifies as a real estate investment trust for U.S. federal income tax purposes (the “Company”), the number of the undersigned’s shares of common stock of the Company, par value $0.01 per share (the “Shares”), indicated in this letter of transmittal (this “Letter of Transmittal”) at a price of $10.75 per Share (the “Purchase Price”), net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated April 15, 2014 (as may be supplemented or amended from time to time, the “Offer to Purchase”), receipt of which hereby is acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the “Offer”). The Offer will expire at 12:00 midnight, Eastern Time, on May 12, 2014, or such other date as the Offer may be extended (the “Expiration Date”).

Subject to and effective upon acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered hereby, subject to the “odd lot” priority and proration provisions of the Offer, and irrevocably constitutes and appoints DST Systems, lnc. (the “Paying Agent”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Shares, to (a) transfer ownership of Shares on the account books maintained by The Depository Trust Company (“DTC”) or registered on the stock ledger maintained by the Company’s transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such Shares for cancellation and transfer on the Company’s stock ledger, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right, and (b) the transfer and assignment contemplated in this Letter of Transmittal are in compliance with all applicable laws and regulations. The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.	The valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; the Company’s acceptance of the tendered Shares will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.
2.	It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 of the Exchange Act also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Company that (i) such stockholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4 of the Exchange Act, and (ii) such tender of Shares complies with Rule 14e-4 of the Exchange Act.
3.	The Company will, upon the terms and subject to the conditions of the Offer, (a) pay the Purchase Price of $10.75 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, and (b) pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares so tendered.
4.	The Company reserves the right, in its sole discretion, to increase or decrease the Purchase Price and to increase or decrease the value of Shares sought in the Offer. The Company may increase the number of Shares sought in the Offer to an amount greater than 23,255,814 Shares, subject to applicable law.
5.	All the Shares properly tendered prior to the Expiration Date at the Purchase Price, and not properly withdrawn, will be purchased in the Offer (including the “odd lot” priority and proration if more than 23,255,814 Shares are properly tendered) according to the provisions described in the Offer to Purchase. The Company will not accept Shares subject to conditional tenders, such as acceptance of all or none of the Shares tendered by any tendering stockholder. No fractional Shares will be purchased in the Offer.
6.	If any tendered Shares are not purchased for any reason, the Letter of Transmittal with respect to such Shares not purchased will be of no force or effect and Shares tendered by book-entry transfer pursuant to Section 3 of the Offer to Purchase will be credited to the account maintained with DTC by the participant who delivered the Shares at the Company’s expense.
7.	Under the circumstances set forth in the Offer to Purchase, the Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Paying Agent and the Depositary and making a public announcement thereof. During any such extension, all the Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares.
8.	The Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer.
9.	THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.
10.	IF THE UNDERSIGNED’S TENDERED SHARES ARE ACCEPTED AND THE UNDERSIGNED IS A U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE RECEIPT OF CASH FOR THE UNDERSIGNED’S TENDERED SHARES WILL BE A TAXABLE TRANSACTION FOR U.S. FEDERAL INCOME TAX PURPOSES AND GENERALLY WILL BE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES EITHER AS (A) A SALE OR EXCHANGE ELIGIBLE FOR CAPITAL GAIN OR LOSS TREATMENT, OR (B) A DISTRIBUTION TAXABLE AS ORDINARY INCOME TO THE EXTENT IT IS OUT OF THE COMPANY’S CURRENT OR ACCUMULATED EARNINGS AND PROFITS (AND NOT DESIGNATED BY THE COMPANY AS A CAPITAL GAIN DIVIDEND OR QUALIFIED DIVIDEND INCOME). IF THE UNDERSIGNED IS A NON-U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE PAYMENT OF CASH FOR THE UNDERSIGNED’S TENDERED SHARES MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING. SEE SECTION 14 OF THE OFFER TO PURCHASE. THE COMPANY URGES THE UNDERSIGNED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE OFFER TO PURCHASE.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, THE UNDERSIGNED IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) THE DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Unless otherwise indicated in the section captioned “Special Payment Instructions,” please issue the check for payment of the Purchase Price in the name(s) of the registered holder(s) appearing under “Name(s) and Address(es) of Registered Holder(s).” Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Payment Instructions have been given. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares.

The undersigned agrees to all of the terms and conditions of the Offer.

American Realty Capital Healthcare Trust, Inc. SIGNATURE PAGES TO LETTER OF TRANSMITTAL To Tender Shares of Common Stock Name(s) and Address(es) of Registered Holder(s) Name of Registered Holder Mailing Address City, State, Zip Name of Joint Registered Holder (if applicable) Mailing Address City, State, Zip Account Number Social Security Number (or) Tax Identification Number 1 IMPORTANT: if the number of Shares tendered exceeds the number of Shares you own, there is no valid tender of Shares. Number of Shares Tendered (See Instruction 6) The undersigned hereby tenders the number(s) of the Shares at the price indicated below. Note: You may tender all or a portion of your Shares by specifying the number of your Shares that you wish to tender. IMPORTANT: Only whole numbers of Shares may be tendered. Any fractional Shares will be disregarded and only Shares rounded down to the nearest whole Share will be accepted for tender. Price at Which Shares are Tendered: $11.00 per Share Number of Whole Shares Tendered Check here to tender ALL shares 0 ALL Check here to tender less than ALL Shares and write number of Shares tendered on line to the right 0 (cannot exceed the total number of Shares you own) 2 IMPORTANT: Complete this section only if (a) tendered Shares are being delivered by book-entry transfer or (b) a Noticed of Guaranteed Delivery has previously been delivered. Additional Information Regarding Tendered Shares (See Instruction 2) 0 Check here if tendered Shares are being delivered by book-entry transfer and complete the following: Name of Tendering Institution Account Number Transaction Code Number IMPORTANT: Signatures(s) must be provided below. Please read the instructions set forth in this Letter of Transmittal carefully. 0 Check here if tendered Shares are being delivered pursuant to the guaranteed delivery procedures outlined in Section 3 of the Offer to Purchase and complete the following: Note: If you previously sent a Notice of Guaranteed Delivery, please enclose a photocopy of that notice. Name(s) of Registered Holder(s) Date of Execution of Notice of Guaranteed Delivery Name of Institution that Guaranteed Delivery Account Number

3 IMPORTANT: This section is optional. However, a medallion signature guarantee will be required for all stockholders who complete this section. Special Payment Instructions (See Instruction 9) Note: To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned. Mail Check to: Name (Please print) Mailing Address City, State, Zip Social Security Number (or) Taxpayer Identification Number 4 Odd Lots (See instruction 10) Note: To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. 0 Check box if the undersigned: is the beneficial and record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all the Shares beneficially owned by each such person.

5 IMPORTANT: Must be signed by registered holder(s) exactly as name(s) appear(s) on the stock ledger maintained by the Company’s transfer agent. Sign Here to Tender your Shares (See Instruction 7) The undersigned stockholder (or authorized person signing on behalf of the registered stockholder), hereby tenders the number of Shares specified above pursuant to the terms of the Offer. The undersigned hereby certifies, under penalties of perjury, that the information, representations and warranties contained in this Letter of Transmittal of which these signature pages are a part and any other forms related to the Offer, and forms, which have been duly completed by the undersigned, are true and correct as of the date hereof. Signature Date (mm/dd/yyyy) Name (Please print) Capacity (full title) Mailing Address City, State, Zip Daytime Phone # () Social Security Number or Taxpayer Identification Number Signature (if applicable) Date (mm/dd/yyyy) Name (Please print) Capacity (full title) Mailing Address City, State, Zip Daytime Phone # () Social Security Number or Taxpayer Identification Number IF YOUR TENDERED SHARES ARE ACCEPTED AND YOU ARE A U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE RECEIPT OF CASH FOR YOUR TENDERED SHARES WILL BE A TAXABLE TRANSACTION FOR U.S. FEDERAL INCOME TAX PURPOSES AND GENERALLY WILL BE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES EITHER AS (A) A SALE OR EXCHANGE ELIGIBLE FOR CAPITAL GAIN OR LOSS TREATMENT, OR (B) A DISTRIBUTION TAXABLE AS ORDINARY INCOME TO THE EXTENT IT IS OUT OF THE COMPANY’S CURRENT OR ACCUMULATED EARNINGS AND PROFITS (AND NOT DESIGNATED BY THE COMPANY AS A CAPITAL GAIN DIVIDEND OR QUALIFIED DIVIDEND INCOME). IF YOU ARE A NON-U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE PAYMENT OF CASH FOR YOUR TENDERED SHARES MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING. SEE SECTION 14 OF THE OFFER TO PURCHASE. THE COMPANY URGES YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE OFFER. 6 IMPORTANT: See Instruction 1 to determine whether your signature must be medallion guaranteed by an eligible guarantor institution. Signature(s) Guarantee (See Instructions 1 and 9) FOR USE BY FINANCIAL INSTITUTION ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW. IMPORTANT: A notarization by a notary public is not acceptable. Request Additional investment Programs Information 0 Check box if you are interested in learning more about other alternative investment programs distributed by Realty Capital Securities, LLC, a broker/dealer under common control with American Realty Capital Healthcare Trust, Inc.’s advisor. The Information Agent will notify your financial advisor of your interest.

Form W-9 Request for Taxpayer Give Form to the (Rev. August 2013) Identification Number and Certification requester. Do not Department of the Treasury send to the IRS. Internal Revenue Service Name (as shown on your income tax return) Business name/disregarded entity name, if different from above on page 2. Check appropriate box for federal tax classification: Exemptions (see instructions): Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate Exempt payee code (if any) Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) Exemption from FATCA reporting code (if any) Print or type Other (see instructions) Specific Instructions Address (number, street, and apt. or suite no.) Requester’s name and address (optional) City, state, and ZIP code See List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. TheTIN provided must match the name given on the “Name” line Social security number to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other – –entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.Note.

If the account is in more than one name, see the chart on page 4 for guidelines on whose Employer identification number number to enter.–Part II Certification Under penalties of perjury, I certify that:1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement

(IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.Sign Signature of Here U.S. person Date General Instructions withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are Section references are to the Internal Revenue Code unless otherwise noted. exempt from the FATCA reporting, is correct. Future developments. The IRS has created a page on IRS.gov for information Note. If you are a U.S. person and a requester gives you a form other than Form about Form W-9, at www.irs.gov/w9. Information about any future developments W-9 to request your TIN, you must use the requester’s form if it is substantially affecting Form W-9 (such as legislation enacted after we release it) will be posted similar to this Form W-9. on that page.Definition of a U.S. person. For federal tax purposes, you are considered a U.S. Purpose of Form person if you are: • An individual who is a

U.S. citizen or U.S. resident alien, A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to • A partnership, corporation, company, or association created or organized in the you, payments made to you in settlement of payment card and third party network United States or under the laws of the United States, transactions, real estate transactions, mortgage interest you paid, acquisition or • An estate (other than a foreign estate), or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. • A domestic trust (as defined in Regulations section 301.7701-7).Use Form W-9 only if you are a U.S. person (including a resident alien), to Special rules for partnerships. Partnerships that conduct a trade or business in provide your correct TIN to the person requesting it (the requester) and, when the United States are generally required to pay a withholding tax under section applicable, to: 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, 1. Certify that the TIN you are giving is correct (or you are waiting for a number the rules under section 1446 require a partnership to presume that a partner is a to be issued), foreign person, and pay the section 1446 withholding tax. Therefore, if you are a2. Certify that you are not subject to backup withholding, or

U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If and avoid section 1446 withholding on your share of partnership income. applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the In the cases below, the following person must give Form W-9 to the partnership Updating Your Information for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business You must provide updated information to any person to whom you claimed to be in the United States: an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the provide updatedinformation if you are a C corporation that elects to be an S disregarded entity and not the entity, corporation, or if you no longer are tax exempt. In addition, you must furnish a new • In the case of a grantor trust with a U.S. grant or or other U.S. owner, generally, Form W-9 if the name or TIN changes for the account, for example, if the grantor the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and of a grantor trust dies.• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a Penalties grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use subject to a penalty of $50 for each such failure unless your failure is due to the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax reasonable cause and not to willful neglect. on Nonresident Aliens and Foreign Entities). Civil penalty for false information with respect to withholding. If you make a Nonresident alien who becomes a resident alien. Generally, only a nonresident false statement with no reasonable basis that results in no backup withholding, alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on you are subject to a $500 penalty. certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an Criminal penalty for falsifying information. Willfully falsifying certifications or exemption from tax to continue for certain types of income even after the payee affirmations may subject you to criminal penalties including fines and/or has otherwise become a U.S. resident alien for tax purposes. imprisonment. If you are a U.S. resident alien who is relying on an exception contained in the Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, saving clause of a tax treaty to claim an exemption from U.S. tax on certain types the requester may be subject to civil and criminal penalties. of income, you must attach a statement to Form W-9 that specifies the following five items: Specific Instructions1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. Name2. The treaty article addressing the income. If you are an individual, you must generally enter the name shown on your income 3. The article number (or location) in the tax treaty that contains the saving tax return.

exceptions. marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your 4. The type and amount of income that qualifies for the exemption from tax. new last name.5. Sufficient facts to justify the exemption from tax under the terms of the treaty If the account is in joint names, list first, and then circle, the name of the person article. or entity whose number you entered in Part I of the form. Example. Article 20 of the U.S.-China income tax treaty allows an exemption Sole proprietor. Enter your individual name as shown on your income tax return from tax for scholarship income received by a Chinese student temporarily present on the “Name” line. You may enter your business, trade, or “doing business as in the United States. Under U.S. law, this student will become a resident alien for (DBA)” name on the “Business name/disregarded entity name” line. tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (datedApril 30, Partnership, C Corporation, or S Corporation. Enter the entity's name on the 1984) allows the provisions of Article 20 to continue to apply even after the “Name” line and any business, trade, or “doing business as (DBA) name” on the Chinese student becomes a resident alien of the United States. A Chinese student “Business name/disregarded entity name” line. who qualifies for this exception (under paragraph 2 of the first protocol) and is Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as relying on this exception to claim an exemption from tax on his or her scholarship an entity separate from its owner is treated as a “disregarded entity.” See or fellowship income would attach to Form W-9 a statement that includes the Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the “Name” information described above to support that exemption. line. The name of the entity entered on the “Name” line should never be aIf you are a nonresident alien or a foreign entity, give the requester the disregarded entity. The name on the “Name” line must be the name shown on the appropriate completed Form W-8 or Form 8233. income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes What is backup withholding? Persons making certain payments to you must has a single owner that is a U.S. person, the U.S. owner's name is required to be under certain conditions withhold and pay to the IRS a percentage of such provided on the “Name” line. If the direct owner of the entity is also a disregarded payments. This is called “backup withholding.” Payments that may be subject to entity, enter the first owner that is not disregarded for federal tax purposes. Enter backup withholding include interest, tax-exempt interest, dividends, broker and the disregarded entity's name on the “

However, if you have changed your last name, for instance, due to clause and its Business name/disregarded entity name” barter exchange transactions, rents, royalties, nonemployee pay, payments made line. If the owner of the disregarded entity is a foreign person, the owner must in settlement of payment card and third party network transactions, and certain complete an appropriate Form W-8 instead of a Form W-9. This is the case even if payments from fishing boat operators. Real estate transactions are not subject to the foreign person has a U.S. TIN. backup withholding. Note. Check the appropriate box for the U.S. federal tax classification of the You will not be subject to backup withholding on payments you receive if you person whose name is entered on the “Name” line (Individual/sole proprietor, give the requester your correct TIN, make the proper certifications, and report all Partnership, C Corporation, S Corporation, Trust/estate). your taxable interest and dividends on your tax return. Limited Liability Company (LLC). If the person identified on the “Name” line is an Payments you receive will be subject to backup LLC, check the “Limited liability company” box only and enter the appropriate withholding if: code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for 1. You do not furnish your TIN to the requester, partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be 2. You do not certify your

TIN when required (see the Part II instructions on page taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as 3 for details), appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise 3. The IRS tells the requester that you furnished an incorrect TIN, tax), do not check the LLC box unless the owner of the LLC (required to be 4. The IRS tells you that you are subject to backup withholding because you did identified on the “Name” line) is another LLC that is not disregarded for U.S. not report all your interest and dividends on your tax return (for reportable interest federal tax purposes. If the LLC is disregarded as an entity separate from its and dividends only), or owner, enter the appropriate tax classification of the owner identified on the 5. You do not certify to the requester that you are not subject to backup “Name” line. withholding under 4 above (for reportable interest and dividend accounts opened Other entities. Enter your business name as shown on required

U.S. federal tax after 1983 only). documents on the “Name” line. This name should match the name shown on the Certain payees and payments are exempt from backup withholding. See Exempt charter or other legal document creating the entity. You may enter any business, payee code on page 3 and the separate Instructions for the Requester of Form trade, or DBA name on the “Business name/disregarded entity name” line. W-9 for more information. Exemptions Also see Special rules for partnerships on page 1.If you are exempt from backup withholding and/or FATCA reporting, enter in the What is FATCA reporting?The Foreign Account Tax Compliance Act (FATCA) Exemptions box, any code(s) that may apply to you. See Exempt payee code and requires a participating foreign financial institution to report all United States Exemption from FATCA reporting code on page 3. account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information. Exempt payee code. Generally, individuals (including sole proprietors) are not G—A real estate investment trust exempt from backup withholding. Corporations are exempt from backup H—A regulated investment company as defined in section 851 or an entity withholding for certain payments, such as interest and dividends. Corporations are registered at all times during the tax year under the Investment Company Act of not exempt from backup withholding for payments made in settlement of payment 1940 card or third party network transactions.

I—A common trust fund as defined in section 584(a) Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. J—A bank as defined in section 581 The following codes identify payees that are exempt from backup withholding: K—A broker1—An organization exempt from tax under section 501(a), any IRA, or a L—A trust exempt from tax under section 664 or described in section 4947(a)(1) custodial account under section 403(b)(7) if the account satisfies the requirements M—A tax exempt trust under a section 403(b) plan or section 457(g) plan of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities Part I. Taxpayer Identification Number (TIN) 3—A state, the District of Columbia, a possession of the United States, or any of Enter your TIN in the appropriate box. If you are a resident alien and you do not their political subdivisions or instrumentalities have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer 4—A foreign government or any of its political subdivisions, agencies, or identification number (ITIN).Enter it in the social security number box. If you do not instrumentalities have an ITIN, see How to get a TIN below.5—A corporation If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or 7—A futures commission merchant registered with the Commodity Futures EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is Trading Commission classified as a corporation or partnership, enter the entity’s

Form W-9 (Rev. 8-2013) Page **3**

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

A—An organization exempt from tax under section 501(a) or any individual the certification unless you have been notified that you have previously given an retirement plan as defined in section 7701(a)(37) incorrect TIN. “Other payments” include payments made in the course of the B—The United States or any of its agencies or instrumentalities requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to C—A state, the District of Columbia, a possession of the United States, or any corporations), payments to a nonemployee for services, payments made in of their political subdivisions or instrumentalities settlement of payment card and third party network transactions, payments to D—A corporation the stock of which is regularly traded on one or more certain fishing boat crew members and fishermen, and gross proceeds paid to established securities markets, as described in Reg. section 1.1472-1(c)(1)(i) attorneys (including payments to corporations). E—A corporation that is a member of the same expanded affiliated group as a 5. Mortgage interest paid by you, acquisition or abandonment of secured corporation described in Reg. section 1.1472-1(c)(1)(i) property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or F—A dealer in securities, commodities, or derivative financial instruments distributions, and pension distributions. You must give your correct TIN, but you (including notional principal contracts, futures, forwards, and options) that is do not have to sign the certification. registered as such under the laws of the United States or any state What Name and Number To Give the Requester Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. For this type of account: Give name and SSN of: Secure Your Tax Records from Identity Theft1. Individual The individual2. Two or more individuals (joint The actual owner of the account or, Identity theft occurs when someone uses your personal information such as your account) if combined funds, the first name, social security number (SSN), or other identifying information, without your individual on the account 1 permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.3. Custodian account of a minor The minor 2To reduce your risk: (Uniform Gift to Minors Act) • Protect your SSN, 4. a. The usual revocable savings The grantor-trustee 1 trust (grantor is also trustee) • Ensure your employer is protecting your SSN, and b. So-called trust account that is The actual owner 1 • Be careful when choosing a tax preparer. not a legal or valid trust under state law If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS 5. Sole proprietorship or disregarded The owner 3 notice or letter. entity owned by an individual If your tax records are not currently affected by identity theft but you think you 6. Grantor trust filing under Optional

The grantor* are at risk due to a lost or stolen purse or wallet , questionable credit card activity Form 1099 Filing Method 1 (see or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Regulation section 1.671-4(b)(2)(i)(A)) Form 14039.For this type of account: Give name and EIN of: For more information, see Publication 4535, Identity Theft Prevention and Victim 7. Disregarded entity not owned by an The owner Assistance. individual Victims of identity theft who are experiencing economic harm or a system 8. A valid trust, estate, or pension trust Legal entity 4 problem, or are seeking help in resolving tax problems that have not been resolved 9. Corporation or LLC electing The corporation through normal channels, may be eligible for Taxpayer Advocate Service (TAS) corporate status on Form 8832 or assistance. You can reach TAS by calling the TAS toll-free case intake line at Form 2553 1-877-777-4778 or TTY/TDD 1-800-829-4059.10. Association, club, religious, The organization Protect yourself from suspicious emails or phishing schemes. Phishing is the charitable, educational, or other creation and use of email and websites designed to mimic legitimate business tax-exempt organization emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user 11. Partnership or multi-member LLC The partnership into surrendering private information that will be used for identity theft.12. A broker or registered nominee The broker or nominee

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does 13. Account with the Department of The public entity not request personal detailed information through email or ask taxpayers for the Agriculture in the name of a public PIN numbers, passwords, or similar secret access information for their credit card, entity (such as a state or local bank, or other financial accounts. government, school district, or If you receive an unsolicited email claiming to be from the IRS, forward this prison) that receives agricultural message to phishing@irs.gov. You may also report misuse of the IRS name, logo, program payments or other IRS property to the Treasury Inspector General for Tax Administration at 14. Grantor trust filing under the Form The trust 1-800-366-4484. You can forward suspicious emails to the Federal Trade 1041 Filing Method or the Optional Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-Form 1099 Filing Method 2 (see IDTHEFT (1-877-438-4338).Regulation section 1.671-4(b)(2)(i)(B)) Visit IRS.gov to learn more about identity theft and how to reduce your risk.1List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.2Circle the minor’s name and furnish the minor’s SSN.3You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.4

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.*Note. Grantor also must provide a Form W-9 to trustee of trust. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. common wealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty,to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS
to
LETTER OF TRANSMITTAL

NEW YORK REIT, INC.
Forming Part of Terms and Conditions of the Offer

1.	Guarantee of Signatures. No signature guarantee is required if (a) the Letter of Transmittal is signed by the registered holder(s) of the Shares and the registered holder(s) has not completed either the box captioned “Special Payment Instructions” (Section 3 of the Letter of Transmittal); or (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each, an “Eligible Institution”). If you have any questions regarding the need for a signature guarantee, please call American National Stock Transfer, LLC, the Information Agent for the Offer, 405 Park Avenue, 12th Floor, New York, NY 10022, Telephone: (877) 373-2522 (toll-free).
2.	Requirements of Tender. If your Shares are registered in your name (i.e., if you are an individual who is the record and beneficial owner of the Shares), you may tender your Shares under this Offer by delivering (by regular mail or overnight courier) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other required documents to the Depositary, which must be received by the Depositary at its address set forth on the back cover of the Offer to Purchase before the Expiration Date.

If you are a broker, dealer, commercial bank, trust company or other nominee tendering Shares on behalf of your client or an institution participating in DTC, tender your Shares pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase. In order for Shares to be validly tender Shares, you must (a) deliver (by regular mail or overnight courier) a properly completed and duly executed Letter of Transmittal to the Depositary, together with any required signature guarantees, and any other required documents on or prior to the Expiration Date or (b) tender the applicable Shares electronically through DTC’s Automated Tender Offer Program (“ATOP”) into the Paying Agent’s account at DTC by book-entry transfer, subject to the terms and procedures of that system, on or prior to Expiration Date.

Stockholders who cannot complete the procedures for book-entry transfer prior to the Expiration Date, or whose other required documents cannot be delivered to the Depositary by the Expiration Date, may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, Shares may be tendered if the following conditions are met: (a) the tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form we have provided with this Offer to Purchase is received (by regular mail or overnight courier) by the Depositary prior to the Expiration Date; and (c) within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, the Depositary receives a properly completed and duly executed Letter of Transmittal, and any required signature guarantees and other documents required by the Letter of Transmittal or, if you are tendering Shares through DTC’s ATOP procedures, the Paying Agent receives confirmation of book-entry transfer of the Shares into the Paying Agent’s account at DTC.

A Notice of Guaranteed Delivery must be delivered to the Depositary by regular mail or overnight courier before the Expiration Date and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE COST, ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY

WHEN ACTUALLY RECEIVED BY THE DEPOSITARY OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION TO THE PAYING AGENT. IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased in the Offer. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance for payment of their Shares.

3.	Withdrawal of Tender. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Company extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. After the Expiration Date, such tenders are irrevocable, except that they may be withdrawn any time after 12:00 midnight, Eastern Time, on June 10, 2014, if they have not been accepted for payment as described in the Offer to Purchase.

If your Shares are registered in your name (i.e., if you are an individual who is the record and beneficial owner of the Shares), for a withdrawal to be effective, the Depositary must receive (by regular mail or overnight courier), prior to the Expiration Date, a properly completed and duly executed Notice of Withdrawal of Tender for Individual Investors at the Depositary’s address set forth on the back cover page of this Offer to Purchase.

If you are a broker, dealer, commercial bank, trust company or other nominee tendering Shares on behalf of your client or an institution participating in DTC who has tendered Shares under the procedure for book-entry transfer set forth in Section 3, for a withdrawal to be effective, (a) if you tendered Shares through DTC’s ATOP procedures, you must comply with DTC’s procedures for withdrawal of tenders or (b) if you tendered Shares by delivering a written Letter of Transmittal, the Depositary must receive (by regular mail or overnight courier), prior to the Expiration Date, a properly completed and duly executed Notice of Withdrawal of Tender for Brokers, Dealers, Banks, Trust Companies and other Nominees and DTC Participants at the Depositary’s address set forth on the back cover page of this Offer to Purchase.

If you tendered your Shares using more than one Letter of Transmittal, you may withdraw Shares using either separate Notices of Withdrawal or a combined Notice of Withdrawal. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

4.	Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, additional information may be provided on a separate signed schedule.
5.	Partial Tenders. A stockholder may tender any or all of his, her or its Shares in whole or in part; however, no fractional Shares will be purchased in the Offer.
6.	Number and Price of Shares Tendered. If you want to tender Shares under the Offer by delivering a Letter of Transmittal, you must complete Section 1 of the Letter of Transmittal entitled “Number and Price of Shares Tendered,” indicating the number of whole Shares you own that you wish to tender at each applicable price.

Stockholders may tender all or a portion of their Shares at the Purchase Price of $10.75 per Share.

Only Shares properly tendered at the Purchase Price, and not properly withdrawn, will be purchased. Each stockholder whose Shares are purchased in the Offer will receive the Purchase Price (net to the seller in cash, less any applicable withholding taxes and without interest). Stockholders may not tender the same Shares more than once and may not tender the same Shares at more than one price.

7.	Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the stock ledger of the Company maintained by the transfer agent without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority so to act must be submitted.

If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact them if you desire to tender your Shares and request that they tender your Shares for you.

8.	Stock Transfer Taxes. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person will be deducted from the Purchase Price unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted with the Letter of Transmittal.
9.	Special Payment Instructions. If payment is to be made to a person other than the person executing the Letter of Transmittal, the box captioned “Special Payment Instructions” (Section 3 of the Letter of Transmittal) must be completed and signatures must be guaranteed by an Eligible Institution. See Instructions 1 and 7.
10.	Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all the Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all the Shares properly tendered and not properly withdrawn by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder’s Shares at the Purchase Price. This preference will not be available unless Section 4 of the Letter of Transmittal captioned “Odd Lots” is completed.
11.	Waiver of Conditions; Irregularities. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.
12.	Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to, and copies of the Offer to Purchase and Letter of Transmittal may be obtained from, American National Stock Transfer, LLC, the Information Agent for the Offer, 405 Park Avenue, 12th Floor, New York, NY 10022, Telephone: (877) 373-2522 (toll-free).
13.	U.S. Federal Backup Withholding Tax. Under the U.S. federal income tax laws, payments of cash pursuant to this Offer to Purchase to a U.S. Stockholder (as defined in Section 14 of the Offer to Purchase) may be subject to “backup withholding tax” at the applicable statutory rate (currently 28%), unless such U.S. Stockholder provides the Paying Agent with such U.S. Stockholder’s correct taxpayer identification number (“TIN”) on the internal revenue service (“IRS”) Form W-9 included with this Letter of Transmittal, certifies under penalties of perjury that such TIN is correct and provides certain other certifications before payment is made, or such U.S. Stockholder otherwise establishes to the satisfaction of the Paying Agent that such U.S. Stockholder is not subject to backup withholding. If a U.S. Stockholder does not provide such U.S. Stockholder’s correct TIN or fails to provide the required certifications, the IRS may impose a penalty on such U.S. Stockholder. Non-U.S. Stockholders (as defined in Section 14 of the Offer to Purchase) should provide the Paying Agent with the appropriate properly completed and executed IRS Form W-8 (instead of an IRS Form W-9) in order to avoid backup withholding, as discussed below under “U.S. Federal Income Tax Withholding on Payments to Non-U.S. Stockholders.”

A tendering stockholder is required to give the Paying Agent the TIN of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for additional guidance on which number to report.

If a shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a shareholder has already applied for a TIN or that such shareholder intends to apply for one soon. Notwithstanding that the shareholder has written “Applied For” in Part I, the Paying Agent will withhold the applicable statutory rate (currently 28%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

The IRS Form W-9 included with this Letter of Transmittal, or the applicable IRS Form W-8, along with the other documentation is required to be provided pursuant to the Letter of Transmittal. You can obtain the applicable IRS Form W-8 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). Any IRS Form W-9 or IRS Form W-8 provided to us will be provided by us to the Paying Agent, as necessary, in order to minimize or eliminate withholding on payments made pursuant to this Offer to Purchase.

Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability, and may claim a refund if they timely provide certain required information to the IRS.

Stockholders are strongly encouraged to consult their own tax advisors regarding the application of backup withholding in their particular circumstances, the availability of, and procedure for obtaining, an exemption from backup withholding under current Treasury Regulations, and whether their circumstances dictate that they to provide us with an IRS Form W-9 or applicable IRS Form W-8.

14.	U.S. Federal Income Tax Withholding on Payments to Non-U.S. Stockholders. Non-U.S. Stockholders (as defined in Section 14 of the Offer to Purchase) may be subject to withholding of U.S. federal income tax at a 30% rate on payments received pursuant to this Offer to Purchase. As described in Section 14 of the Offer to Purchase, sale of shares pursuant to the Offer may qualify for sale or exchange treatment or may constitute a taxable dividend, depending on a particular stockholder’s facts and circumstances. The Paying Agent generally will treat payments made to Non-U.S. Stockholders pursuant to this Offer to Purchase as taxable dividends. Accordingly, in compliance with U.S. federal income tax laws, the Paying Agent will withhold 30% of gross proceeds payable to a Non-U.S. Stockholder unless the Non-U.S. Stockholder has provided the Paying Agent before payment is made with (a) a properly completed and executed IRS Form W-8BEN (or other applicable Form W-8) certifying that it is entitled to a reduced rate of withholding under an applicable tax treaty, (b) a properly completed and executed IRS Form W-8ECI certifying that it is exempt from withholding because the payment is effectively connected with the Non-U.S. Stockholder’s conduct of a trade or business in the United States or (c) any other applicable IRS Form W-8 properly completed and executed. A Non-U.S. Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Stockholder meets the “complete termination” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Stockholder is not subject to tax or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. A Non-U.S. Stockholder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to this Offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a

U.S. Stockholder. Additionally, in the case of a foreign corporation, such income may be subject to the branch profits tax at a rate of 30% (or a lower rate specified in an applicable tax treaty). The Paying Agent will determine a stockholder’s status as a Non-U.S. Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding, valid certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted.

Non-U.S. Stockholders should provide the applicable properly completed and executed IRS Form W-8 along with the other documentation required to be provided pursuant to the Letter of Transmittal. The applicable IRS Form W-8 can be obtained from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). Any IRS Form W-8 provided to us will be provided by us to the Paying Agent, as necessary, in order to minimize or eliminate withholding on payments made pursuant to this Offer to Purchase.

NON-U.S. STOCKHOLDERS MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING AT A 30% RATE ON THE SALE OF SHARES PURSUANT TO THIS OFFER, EVEN IF NO SUCH WITHHOLDING TAX WOULD APPLY IF THOSE SAME SHARES WERE SOLD ON THE OPEN MARKET.

Non-U.S. Stockholders are strongly encouraged to consult their own tax advisors regarding the application of U.S. federal income tax withholding rules, eligibility for a reduction of or an exemption from withholding tax, the refund procedures, and based on their circumstances which applicable IRS Form W-8 they should provide to us.

15.	Validity of the Letter of Transmittal. The Company will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, through the Company’s determination may be challenged by the applicable shareholder(s), and only determinations by a court of competent jurisdiction shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of the Company, the Paying Agent, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notification.

Questions and requests for assistance may be directed to the Information Agent or the Depositary at their addresses and telephone numbers listed below. If you require additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery, the Notices of Withdrawal or other Offer documents, you should contact the Information Agent, who will promptly furnish to stockholders additional copies of these materials at our expense. You may also contact your own broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

The Depositary for the Offer is:

DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
Attn: NYRT Tender Offer

The Information Agent for the Offer is:

American National Stock Transfer, LLC
405 Park Avenue, 12th Floor
New York, NY 10022
Telephone: (877) 373-2522 (toll-free)